Exhibit 10.1
                               AMENDMENT NO. 1 TO
                             FOUR OAKS FINCORP, INC.
                         NON-QUALIFIED STOCK OPTION PLAN

         THIS AMENDMENT NO. 1 of the Four Oaks Fincorp, Inc. Non-qualified Stock Option Plan (Amended and Restated May 17, 2001) (the "Plan") is effective as of September 1, 2009.

         WHEREAS, Four Oaks Fincorp, Inc. (the "Company") maintains the Plan;

         WHEREAS, after giving effect to prior stock splits, the Board of Directors of the Company (the "Board") has reserved a total of 1,220,702 shares of the Company's common stock for issuance under the Plan;

         WHEREAS, the Board has determined that it is in the best interest of the Company to increase the number of shares of common stock available for issuance under the Plan by 200,000 shares; and

         WHEREAS, pursuant to Section 12 of the Plan, the Board may make such amendments to the Plan as it shall deem advisable.

         NOW, THEREFORE, the Plan shall be amended as follows:

         1. The first sentence of Section 2 of the Plan shall be deleted in its entirety and the following substituted in lieu thereof:

         Subject to the provisions of Paragraph 10 of the Plan, the Holding Company's Board of Directors (the "Board") shall reserve for issuance upon the exercise of options to be granted under the Plan from time to time an aggregate of One Million Four Hundred Twenty Thousand Seven Hundred Two (1,420,702) shares of the Holding Company's common stock, par value one dollar ($1.00) per share ("Common Stock"), which shares shall be authorized and unissued shares of Common Stock.

         2. Except as herein amended, the terms and provisions of the Plan shall remain in full force and effect as previously adopted.

         IN WITNESS WHEREOF, the undersigned hereby certifies that this Amendment was duly adopted by the Board on June 22, 2009.

                                     FOUR OAKS FINCORP, INC.


                                     By: /s/ Wanda J. Blow
                                         -------------------------------
                                         Wanda J. Blow, Secretary